                                                                   EXHIBIT 10.49


                                                                  EXECUTION COPY


                     AMENDMENT NO. 1 TO CREDIT AGREEMENT


                 AMENDMENT dated as of December 31, 1996 among ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                             W I T N E S S E T H :


                 WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of December 19, 1996 (the "Agreement"); and

                 WHEREAS, the parties hereto desire to amend certain provisions of the Agreement in the manner set forth below;

                 NOW, THEREFORE, the parties hereto agree as follows:

                 SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

                 SECTION 2. Amendment of Section 1.1 of the Agreement. The definition of "Consolidated Net Income" in Section 1.1 is amended to read in its entirety as follows:
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                 "Consolidated Net Income" means, for any period, the net
         income (or loss) of the Borrower and its Consolidated Subsidiaries for such period; provided that there shall be excluded (i) any after-tax gains or losses attributable to asset sales (other than sales in the ordinary course of business) or returned surplus assets of any Plan,
         (ii) up to $127,800,000 of non-recurring charges in connection with or as a result of (A) the Merger or (B) certain changes to conform the accounting practices of Ultramar Corporation and Diamond Shamrock, Inc. and (iii) to the extent not included in clauses (i) and (ii), any net extraordinary gains or net extraordinary losses.

                 SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                 SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).
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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first above written.


                                        ULTRAMAR DIAMOND SHAMROCK CORPORATION


                                        By
                                            -----------------------------------
                                            Title:



                                        MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                        By
                                            -----------------------------------
                                            Title:



                                        BARCLAYS BANK PLC


                                        By
                                            -----------------------------------
                                            Title:



                                          THE CHASE MANHATTAN BANK

                                        By
                                            -----------------------------------
                                            Title:

                                        BANK OF AMERICA NATIONAL TRUST
                                                AND SAVINGS ASSOCIATION


                                        By
                                           --------------------------------
                                           Title:



                                        CIBC INC


                                        By
                                           ----------------------------------
                                           Title:



                                        ROYAL BANK OF CANADA


                                        By
                                           ----------------------------------
                                           Title:



                                        THE INDUSTRIAL BANK OF JAPAN,
                                                LIMITED


                                        By
                                           --------------------------------
                                           Title:



                                        BANK OF TOKYO-MITSUBISHI, LTD.


                                        By
                                           --------------------------------
                                           Title:

                                        THE FUJI BANK, LIMITED HOUSTON AGENCY


                                        By
                                           ---------------------------------
                                           Title:



                                        NATIONSBANK OF TEXAS, N.A.


                                        By
                                           ----------------------------------
                                           Title:



                                        SOCIETE GENERALE


                                        By
                                           ----------------------------------
                                           Title:



                                        THE BANK OF NOVA SCOTIA


                                        By
                                           ---------------------------------
                                           Title:



                                        BANK ONE, TEXAS N.A.


                                        By
                                           ----------------------------------
                                           Title:

                                        THE FROST NATIONAL BANK


                                        By
                                           ----------------------------------
                                           Title:



                                        THE SANWA BANK LIMITED,
                                                DALLAS AGENCY


                                        By
                                           ----------------------------------
                                           Title:



                                        THE SUMITOMO BANK, LIMITED


                                        By
                                           ----------------------------------
                                           Title:



                                        UNION BANK OF SWITZERLAND


                                        By
                                           ---------------------------------
                                           Title:



                                        BANK OF SCOTLAND


                                        By
                                           ---------------------------------
                                           Title:

                                        TORONTO DOMINION (NEW YORK), INC.


                                        By
                                           --------------------------------
                                           Title: